UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM  8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  December 7, 2016

KMRB Acquisition Corp. II

(Exact name of Registrant as specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-55518

(Commission File Number)

47-4904695

 (IRS Employer Identification No.)

 215 North Jefferson St.

Ossian, Indiana 46777

(Address of Principal Executive Offices and Zip Code)

260-490-9990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.01. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors:

a. On June 30, 2016, the Company was informed that our registered independent public accountant, David L. Hillary, Jr., CPA, CITP (Hillary) declined to stand for re-appointment in that Mr. Hillary did not continue his membership with the PCAOB.

b. Hillary’s report on the financial statements for the year ended August 31, 2015 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c. Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the year ended August 31, 2015 and through the current date, there have been no disagreements with Hillary on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Hillary would have caused them to make reference thereto in their report on the financial statements.

d. We have authorized Hillary to respond fully to the inquiries of the successor accountant

(2) New Independent Accountants:

On November 28, 2016, the Company engaged Stevenson & Company CPAS LLC (S&C) as its new registered independent public accountant. During the years ended August 31, 2015 and August 31, 2016 and prior to November 28, 2016 (the date of the new engagement), we did not consult with S&C regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by S&C, in either case where  written or oral advice provided by S&C would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

On December 1, 2016 Milost Global, Inc. acquired from Company shareholders Robin W. Hunt, Nancy Hunt, and Brian Kistler a control block of stock in the Company consisting of three million (3,000,000) shares of restricted common stock and One (1) Series A Preferred share of the Company for $80,000.00. Because of this acquisition, Milost owns 100% of the issued and outstanding shares of common and preferred stock of the Company.  There are arrangements or understandings with the former and new control groups regarding the election of directors in that Milost will be recommending a change of directors at a time soon still to be determined.

Item 5.02 Appointment of Certain Officers.

On December 1, 2016, Brian Kistler submitted his resignation to be effective on December 15, 2016 and Dr. James Kuo was appointed Chief Executive Officer for the Company and Chairman of the Board at that time.

Dr. Kuo is a co-founder and the Chief Investment Officer of Milost Global Inc. He is responsible for the overall investment strategy of the firm and oversees the daily operations and strategy of all the firm' subsidiary and portfolio companies. Dr. Kuo has previous experience as a Chief Executive Officer, business development executive, and venture capitalist.

Since May of 2016, Dr. Kuo served as Chief Executive Officer of FIT Biotech, a publicly-traded biotech company. From February of 2010 to February of 2012, he served as Chairman, Chief Executive Officer, and President of Synthetic Biologics, a publicly-traded biotech company. While there, two financings and a collaboration with a European pharmaceutical company were completed. Synthetic’s stock went from $0.82 to $2.30 during his tenure as Chief Executive Officer.

From 2003 to 2006, Dr. Kuo served as Chairman and Chief Executive Officer of BioMicro Systems. The company received several rounds of venture financing, achieved several million dollars in sales of an internally developed instrument for genomic research, and was eventually sold to a major European pharmaceutical company.  He is also a co-founder and served as the Chief Executive Officer of Discovery Laboratories, a publicly-traded company developing surfactant-based respiratory therapeutics.

Dr. Kuo has business development experience as the Associate Director of Licensing and Development at Pfizer and Vice President of Business Development at Myriad Genetics.

Dr. Kuo has been Managing Director of HealthCare Ventures, a $378 million venture capital fund and since 2005, Managing Director of Athena Bioventures.

Dr. Kuo received his MD from the University of Pennsylvania School of Medicine and his MBA from the Wharton School of Business. He received his BA in molecular biology from Haverford College

Item 5.03. Amendment to Articles of Incorporation

On December 2, 2016, the Company filed articles of amendment with the Florida Division of Corporations to amend the Certificate of Designation for the Series A Preferred stock to be the following:

CERTIFICATE OF DESIGNATION, SERIES A PREFERRED STOCK

1.

DESIGNATION.  This class of stock of this Corporation shall be named and designated “Series A Preferred Stock”. It shall have 10 shares authorized at $0.0001 par value per share.

2.

CONVERSION RIGHTS. There shall be no conversion rights associated with this class of stock.

3.

ISSUANCE.  Shares of Series A Preferred Stock may only be issued in exchange for the full controlling interest held by Management or its designee.

4.

VOTING RIGHTS.

a. If at least one share of Series A Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series A Preferred Stock at any given time, regardless of their number, shall have voting rights equal to four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of Series B Preferred Stocks which are issued and outstanding at the time of voting.

b. Each individual share of Series A Preferred Stock shall have the voting rights equal to:

[four times the sum of: {all shares of Common Stock issued and outstanding at time of voting + all shares of Preferred Stocks issued and outstanding at time of voting}]

divided by:

[the number of shares of Series A Preferred Stock issued and outstanding at the time of voting]

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

KMRB Acquisition Corp. II

Dated: December 7, 2016	/s/ Brian Kistler
Brian Kistler, Chief Executive Officer

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